                                                                    EXHIBIT 4.6

                                                                          DRAFT
                                                                          -----


- -------------------------------------------------------------------------------

                             WMX TECHNOLOGIES, INC.

                         Convertible Subordinated Notes
                                    due 2005



                                   INDENTURE


                          Dated as of January 20, 1995



                 NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION

                                    TRUSTEE

- -------------------------------------------------------------------------------

                            CROSS-REFERENCE TABLE/1/


  TIA                                                        Indenture
Section                                                       Section
- -------                                                   ---------------

310(a)(1)   .......................................                  7.10
   (a)(2)   .......................................                  7.10
   (a)(3)   .......................................                  N.A.
   (a)(4)   .......................................                  N.A.
   (b)      .......................................             7.8; 7.10
   (c)      .......................................                  N.A.
311(a)      .......................................                  7.11
   (b)      .......................................                  7.11
   (c)      .......................................                  N.A.
312(a)      .......................................                   2.5
   (b)      .......................................                  12.3
   (c)      .......................................                  12.3
313(a)      .......................................                   7.6
   (b)(1)   .......................................                  N.A.
   (b)(2)   .......................................                   7.6
   (c)      .......................................                  12.2
   (d)      .......................................                   7.6
314(a)      .......................................        4.2; 4.3; 12.2
   (b)      .......................................                  N.A.
   (c)(1)   .......................................                  12.4
   (c)(2)   .......................................                  12.4
   (c)(3)   .......................................                  N.A.
   (d)      .......................................                  N.A.
   (e)      .......................................                  12.5
   (f)      .......................................                  N.A.
315(a)      .......................................                   7.1
   (b)      .......................................             7.5; 12.2
   (c)      .......................................                   7.1
   (d)      .......................................                   7.1
   (e)      .......................................                  6.11
316(a) (last sentence).............................                   2.8
   (a)(1)(A).......................................                   6.5
   (a)(1)(B).......................................                   6.4
   (a)(2)   .......................................                  N.A.
   (b)      .......................................              6.6; 6.7
317(a)(1)   .......................................                   6.8
   (a)(2)   .......................................                   6.9
   (b)      .......................................                   2.4
318(a)      .......................................                  12.1

                           N.A. means Not Applicable

__________________
/1/ This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                             TABLE OF CONTENTS/1/

                                                                    Page
                                                                    ----

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1  Definitions........................................       1
SECTION 1.2  Other Definitions..................................       6
SECTION 1.3  Incorporation by Reference of
                Trust Indenture Act.............................       7
SECTION 1.4  Rules of Construction..............................       7


                                   ARTICLE II

                                 THE SECURITIES

SECTION 2.1  Form and Dating....................................       8
SECTION 2.2  Execution and Authentication.......................       8
SECTION 2.3  Registrar, Paying Agent and
                Conversion Agent................................       9
SECTION 2.4  Paying Agent to Hold Money
                in Trust........................................      10
SECTION 2.5  Securityholder Lists...............................      10
SECTION 2.6  Transfer and Exchange..............................      11
SECTION 2.7  Replacement Securities.............................      11
SECTION 2.8  Outstanding Securities;
                Determinations of Holders' Action...............      12
SECTION 2.9  Temporary Securities...............................      13
SECTION 2.10 Cancellation.......................................      14
SECTION 2.11 Defaulted Interest.................................      15
SECTION 2.12 Not Senior to LYONs due 2001, 2010
                or 2012.........................................      15
SECTION 2.13 Persons Deemed Owners..............................      15


                                  ARTICLE III

                            REDEMPTION AND PURCHASES

SECTION 3.1  Right to Redeem; Notices to Trustee................      15
SECTION 3.2  Selection of Securities to Be Redeemed.............      15
SECTION 3.3  Notice of Redemption...............................      16
SECTION 3.4  Effect of Notice of Redemption.....................      17
SECTION 3.5  Deposit of Redemption Price........................      18
SECTION 3.6  Securities Redeemed in Part........................      18

__________________
/1/ This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
SECTION 3.7  Conversion Arrangement on
                Call for Redemption.............................      18
SECTION 3.8  Purchase of Securities at Option
                of the Holder...................................      19
SECTION 3.9  Purchase of Securities at Option
                of the Holder upon Change in Control............      21
SECTION 3.10 Effect of Purchase Notice or
                Change in Control Purchase Notice...............      25
SECTION 3.11 Deposit of Purchase Price or
                Change in Control Purchase Price................      26
SECTION 3.12 Securities Purchased in Part.......................      26
SECTION 3.13 Covenant to Comply with
                Securities Laws upon
                Purchase of Securities..........................      27
SECTION 3.14 Repayment to the Company...........................      27


                                   ARTICLE IV

                                   COVENANTS

SECTION 4.1  Payment of Securities..............................      28
SECTION 4.2  SEC and Other Reports..............................      28
SECTION 4.3  Compliance Certificate.............................      29
SECTION 4.4  Further Instruments and Acts.......................      29
SECTION 4.5  Maintenance of Office or Agency....................      29


                                   ARTICLE V

                             SUCCESSOR CORPORATION

SECTION 5.1  When Company May Merge or
                Transfer Assets.................................      30


                                  ARTICLE VI

                             DEFAULTS AND REMEDIES

SECTION 6.1  Events of Default..................................      32
SECTION 6.2  Acceleration.......................................      34
SECTION 6.3  Other Remedies.....................................      34
SECTION 6.4  Waiver of Past Defaults............................      35
SECTION 6.5  Control by Majority................................      35
SECTION 6.6  Limitation on Suits................................      35
SECTION 6.7  Rights of Holders to Receive Payment...............      36
SECTION 6.8  Collection Suit by Trustee.........................      36

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
SECTION 6.9  Trustee May File Proofs of Claim...................      37
SECTION 6.10 Priorities.........................................      38
SECTION 6.11 Undertaking for Costs..............................      38
SECTION 6.12 Waiver of Stay, Extension or Usury Laws............      39


                                  ARTICLE VII

                                    TRUSTEE

SECTION 7.1  Duties of Trustee..................................      39
SECTION 7.2  Rights of Trustee..................................      41
SECTION 7.3  Individual Rights of Trustee.......................      41
SECTION 7.4  Trustee's Disclaimer...............................      41
SECTION 7.5  Notice of Defaults.................................      42
SECTION 7.6  Reports by Trustee to Holders......................      42
SECTION 7.7  Compensation and Indemnity.........................      42
SECTION 7.8  Replacement of Trustee.............................      43
SECTION 7.9  Successor Trustee by Merger........................      44
SECTION 7.10 Eligibility; Disqualification......................      44
SECTION 7.11 Preferential Collection of
                Claims Against Company..........................      45
SECTION 7.12 Investment of Funds................................      45


                                 ARTICLE VIII

                            DISCHARGE OF INDENTURE

SECTION 8.1  Discharge of Liability on Securities...............      47
SECTION 8.2  Repayment to the Company...........................      48


                                  ARTICLE IX

                                  AMENDMENTS

SECTION 9.1  Without Consent of Holders.........................      48
SECTION 9.2  With Consent of Holders............................      49
SECTION 9.3  Compliance with Trust Indenture Act................      50
SECTION 9.4  Revocation and Effect of
                Consents, Waivers and Actions...................      50
SECTION 9.5  Notation on or Exchange of
                Securities......................................      51
SECTION 9.6  Trustee to Sign Supplemental
                Indentures......................................      51
SECTION 9.7  Effect of Supplemental Indentures..................      51

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----

                                   ARTICLE X

                                 SUBORDINATION

SECTION 10.1  Securities Subordinate to
                Senior Indebtedness.............................      51
SECTION 10.2  Payment Over of Proceeds
                upon Dissolution, Etc...........................      52
SECTION 10.3  Acceleration of Securities........................      55
SECTION 10.4  Default on Senior Indebtedness....................      55
SECTION 10.5  Payment Permitted If No Default...................      57
SECTION 10.6  Subrogation to Rights of Holders
                of Senior Indebtedness..........................      58
SECTION 10.7  Provisions Solely to Define
                Relative Rights.................................      58
SECTION 10.8  Trustee to Effectuate Subordination...............      59
SECTION 10.9  No Waiver of Subordination Provisions.............      59
SECTION 10.10 Notice to Trustee.................................      60
SECTION 10.11 Reliance on Judicial Order or
                Certificate of Liquidating Agent................      61
SECTION 10.12 Trustee Not Fiduciary for Holders
                of Senior Indebtedness..........................      62
SECTION 10.13 Rights of Trustee as Holder
                of Senior Indebtedness,
                Preservation of Trustee's Rights................      62
SECTION 10.14 Article X Applicable to Paying Agents.............      62
SECTION 10.15 No Suspension of Remedies.........................      62


                                   ARTICLE XI

                                   CONVERSION

SECTION 11.1  Conversion Privilege..............................      63
SECTION 11.2  Conversion Procedure..............................      66
SECTION 11.3  Fractional Interests in Common Stock..............      68
SECTION 11.4  Taxes on Conversion...............................      68
SECTION 11.5  Company to Provide Common Stock...................      68
SECTION 11.6  Adjustment for Change in Capital Stock............      69
SECTION 11.7  Adjustment for Rights Issue.......................      70
SECTION 11.8  Adjustment for Other Distributions................      72
SECTION 11.9  When Adjustment May Be Deferred...................      75
SECTION 11.10 When No Adjustment Required.......................      75
SECTION 11.11 Notice of Adjustment..............................      76
SECTION 11.12 Voluntary Increase................................      76
SECTION 11.13 Notice of Certain Transactions....................      77
SECTION 11.14 Reorganization of Company;
                Special Distributions...........................      77

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
SECTION 11.15 Company Determination Final.......................      78
SECTION 11.16 Trustee's Adjustment Disclaimer...................      78
SECTION 11.17 Simultaneous Adjustments..........................      79
SECTION 11.18 Successive Adjustments............................      79
SECTION 11.19 Rights Issued in Respect of Common
                Stock Issued Upon Conversion....................      79


                                  ARTICLE XII

                                 MISCELLANEOUS

SECTION 12.1  Trust Indenture Act Controls......................      80
SECTION 12.2  Notices...........................................      80
SECTION 12.3  Communication by Holders
                with Other Holders..............................      81
SECTION 12.4  Certificate and Opinion as to
                Conditions Precedent............................      81
SECTION 12.5  Statements Required in
                Certificate or Opinion..........................      81
SECTION 12.6  Separability Clause...............................      82
SECTION 12.7  Rules by Trustee, Paying Agent,
                Conversion Agent and Registrar..................      82
SECTION 12.8  GOVERNING LAW.....................................      82
SECTION 12.9  No Recourse Against Others........................      82
SECTION 12.10 Successors........................................      83
SECTION 12.11 Multiple Originals................................      83

EXHIBIT A     Form of Security..................................     A-1

          INDENTURE, dated as of January 20, 1995 between WMX TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and NationsBank of Georgia, National Association, a national banking association organized under the laws of the United States of America (the "Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Convertible Subordinated Notes due 2005 (the "Securities"):


                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                SECTION 1.1  Definitions.

          "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Board of Directors" means either the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

          "Business Day" means each day of the year on which banking institutions in the City of New York, the City of Chicago, the City of Pittsburgh or the City of Atlanta are not required or authorized to close.

          "Capital Stock" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

          "Common Stock" shall mean the shares of common stock, $1.00 par value, of the Company, including the associated Rights, as they exist on the date of this

Indenture or any other shares of Capital Stock of the Company into which the Common Stock shall be reclassified or changed.

          "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board of Directors, its President, a Senior Vice President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Debt" means with respect to any person at any date, without duplication, (i) all obligations of such person for borrowed money, (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments, other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services, (iii) all obligations of the kinds set forth in (i) and (ii) above of others secured by a lien on any asset of such person, whether or not such obligation is assumed by such person,
(iv) all obligations of such person with respect to letters of credit (or local guaranties, as applicable) or bankers' acceptances issued for the account of such person or with respect to interest rate protection agreements or currency exchange or purchase agreements, (v) all obligations of such person in respect to leases of such person as lessee which, in conformity with generally accepted accounting principles, are required to be accounted for as capitalized lease obligations on the balance sheet of such person, (vi) all obligations of such person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such person and all obligations of such person under any title retention agreement, and (vii) all obligations of the kind set forth in (i), (ii), (iv), (v) or (vi) above of others for the payment of which such person is responsible or liable as obligor or guarantor.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Holder" or "Securityholder" means a person in whose name a Security is registered on the Registrar's books.

          "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be part hereof.

          "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

          "Issue Price" means the issue price for the Security as defined for federal income tax purposes.

          "Officer" means the Chairman of the Board, the President, any Senior Vice President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

          "Officers' Certificate" means a written certificate containing the information specified in Sections 12.4 and 12.5, signed in the name of the Company by its Chairman of the Board, its President, a Senior Vice President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 4.3 shall be signed by the principal executive financial or accounting officer of the Company but need not contain the information specified in Sections 12.4 and 12.5.

          "Opinion of Counsel" means a written opinion containing the information specified in Sections 12.4 and 12.5, from legal counsel who is acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

          "Original Issue Discount" of any Security means original issue discount as defined for federal income tax purposes.

          "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, limited liability partnership or government or any agency or political subdivision thereof.

          "Principal Amount at Maturity" of a Security means the Principal Amount at Maturity as set forth on the face of the Security.

          "Redemption Date" or "redemption date" shall mean the date specified for redemption of the Securities in accordance with the terms of the Securities and this Indenture.

          "Redemption Price" or "redemption price" shall have the meaning set forth in paragraph 5 of the Securities.

          "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Department (or any successor department) including without limitation any vice president, any assistant vice president, any trust officer, any assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Rights" shall mean the rights to purchase shares of Series A Preferred Stock of the Company, pursuant to the Rights Agreement.

          "Rights Agreement" shall mean the Rights Agreement, dated as of February 6, 1987, as amended, between the Company and the Harris Trust and Savings Bank, as Rights Agent, or any subsequent similar rights agreement relating to the Common Stock.

          "SEC" means the Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture, the SEC is not existing and performing the duties now assigned to it under the TIA then the body performing such duties at such time.

          "Securities" means any of the Company's Convertible Subordinated Notes due 2005, as amended or supplemented from time to time, issued under this Indenture.

          "Securityholder" or "Holder" means a person in whose name a Security is registered on the Registrar's books.

          "Stated Discount" of any Security means the difference between the Stated Issue Price and the Principal Amount at Maturity of the Security as set forth on the face of the Security.

          "Stated Issue Price" of any Security means, in connection with the original issuance of such Security, the stated initial issue price of the Security as set forth on the face of the Security.

          "Stated Maturity," when used with respect to any Security, means the date specified in such Security as the fixed date on which an amount equal to the Principal Amount at Maturity of such Security is due and payable.

          "Subsidiary" means (i) a corporation, a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by the Company, by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company, (ii) a partnership in which the Company or a Subsidiary of the Company holds a majority interest in the equity capital or profits of such partnership, or (iii) any other person (other than a corporation) in which the Company, a Subsidiary of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such person.

          "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

          "trading day" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchanges on which the Common Stock is then listed, or, if the Common Stock is not listed on a national or regional securities exchange, on the Nasdaq Stock Market or the principal other market on which the Common Stock is then traded.

          "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

          SECTION 1.2  Other Definitions.

                                        Defined in
                Term                     Section
                ----                    ----------
"Associate"..........................       3.9(a)
"Available Funds"....................       7.12
"Average Quoted Price"...............      11.1
"Bankruptcy Law".....................       6.1
"beneficial owner"...................       3.9(a)
"Change in Control"..................       3.9(a)
"Change in Control Purchase Date"....       3.9(a)
"Change in Control Purchase Notice"..       3.9(c)
"Change in Control Purchase Price"...       3.9(a)
"Conversion Agent"...................       2.3
"Conversion Date"....................      11.2
"Conversion Rate"....................      11.1
"Custodian"..........................       6.1
"Document"...........................       7.2(a)
"Event of Default"...................       6.1
"Exchange Act".......................       3.9(a)
"Ex-Dividend Time"...................      11.1
"Extraordinary Cash Dividend"........      11.8
"Indemnified Party"..................       7.7(c)
"Investment Return"..................       7.12
"Investment Securities"..............       7.12
"Notice of Default"..................       6.1
"Paying Agent".......................       2.3
"Purchase Date"......................       3.8(a)
"Purchase Notice"....................       3.8(a)
"Purchase Price".....................       3.8(a)

"Quoted Price".......................      11.1
"Registrar"..........................       2.3
"Sale Price".........................      11.1
"Securities Act".....................       7.4
"Senior Indebtedness"................      10.1
"Time of Determination"..............      11.1

          SECTION 1.3 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture security holder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.4 Rules of Construction. Unless the context otherwise requires:

               (1)  a term has the meaning assigned to it;

               (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (3)  "or" is not exclusive;

               (4)  "including" means including, without limitation; and

               (5) words in the singular include the plural, and words in the plural include the singular.


                                   ARTICLE II

                                 THE SECURITIES

          SECTION 2.1 Form and Dating. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

          SECTION 2.2 Execution and Authentication. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, one of its Senior Vice Presidents or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certifi-cate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          The Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount at Maturity of up to $810,000,000 upon a Company Order without any further action by the Company. The aggregate Principal Amount at Maturity of Securities outstanding at any time may not exceed the amount set forth in the foregoing sentence, except as provided in Section 2.7.

          The Securities shall be issued only in registered form, without coupons, and only in denominations of $1,000 of Principal Amount at Maturity and any integral multiple thereof.

          SECTION 2.3 Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for purchase, redemption or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Registrar includes any co-registrar, including any named pursuant to Section 4.5. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 4.5. The term Conversion Agent includes any additional conversion agent, including any named pursuant to
Section 4.5.

          The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to
Section 7.7. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

          The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

          SECTION 2.4 Paying Agent to Hold Money in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money.

          SECTION 2.5 Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semiannually, not more than 15 days after each regular record date for the payment of interest on the Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of Securityholders as of such record date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          SECTION 2.6 Transfer and Exchange. Upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate Principal Amount at Maturity. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate Principal Amount at Maturity, upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

          SECTION 2.7 Replacement Securities. If (a) any mutilated Security is surrendered to the Trustee, or

(b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount at Maturity, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

          Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 2.8 Outstanding Securities; Determinations of Holders' Action. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite Principal Amount at Maturity of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles VI and IX).

          If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following the Purchase Date or a Change in Control Purchase Date, or on Stated Maturity, money sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Purchase Date, Change in Control Purchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and Stated Discount and interest on such Securities shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made. If a Security is converted in accordance with Article XI, then from and after the time of conversion on the Conversion Date, such Security shall cease to be outstanding and Stated Discount and interest shall cease to accrue on such Security.

          SECTION 2.9 Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount at Maturity of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 2.10 Cancellation. All Securities surrendered for payment, purchase by the Company pursuant to Article III, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article XI. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of destruction to the Company semi-annually.

          SECTION 2.11 Defaulted Interest. If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest to the Securityholders on a subsequent special record date. The Company shall fix the special record date and payment date in a manner satisfactory to the Trustee. At least 15 days before the special record date, the Company shall mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest.

          SECTION 2.12 Not Senior to LYONs due 2001, 2010 or 2012. The Securities are not senior in right of payment to the Company's Liquid Yield Option Notes, Zero Coupon--Subordinated due 2001, the Company's Liquid Yield Option Notes, Zero Coupon--Subordinated due 2012 or the Liquid Yield Option Notes due 2010 of Chemical Waste Management, Inc., which are being assumed by the Company as of this date.

          SECTION 2.13 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Redemption Price, Purchase Price or Change in Control Purchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


                                  ARTICLE III

                            REDEMPTION AND PURCHASES

          SECTION 3.1 Right to Redeem; Notices to Trustee. The Company, at its option, may redeem the Securities in accordance with the provisions of paragraphs 5 and 7 of the Securities. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount at Maturity of Securities to be redeemed and the Redemption Price.

          The Company shall give the notice to the Trustee provided for in this
Section 3.1 by a Company Order at least 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

          SECTION 3.2 Selection of Securities to Be Redeemed. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by any other method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection at least 30 days but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal Amount at Maturity of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in Principal Amounts at Maturity of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

          If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security so selected for redemption shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

          SECTION 3.3 Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

          The notice shall identify the Securities to be redeemed and shall state:

               (1)  the Redemption Date;

               (2) the Redemption Price together with the amount of accrued but unpaid interest to the Redemption Date;

               (3)  the Conversion Rate;

               (4)  the name and address of the Paying Agent and Conversion
     Agent;

               (5) that Securities called for redemption may be converted at any time before the close of business on the Redemption Date;

               (6) that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 9 of the Securities;

               (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

               (8) if fewer than all the outstanding Securities are to be redeemed, the certificate number and Principal Amounts at Maturity of the particular Securities to be redeemed;

               (9) that, unless the Company defaults in making payment of such Redemption Price, Stated Discount and interest on Securities called for redemption will cease to accrue immediately after the Redemption Date; and

               (10)  the CUSIP number of the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least three Business Days prior to such notice of redemption.

          SECTION 3.4 Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice plus accrued but unpaid interest to the Redemption Date except for Securities which are converted in accordance with the terms of this Indenture. Upon the Redemption Date and the deposit (as provided in Section 3.5 hereof) with the Paying Agent of money sufficient to pay the Redemption Price plus accrued but unpaid interest, the Holder of such Securities called for Redemption shall thereafter be entitled to receive solely the Redemption Price plus accrued but unpaid interest to the Redemption Date with respect to such Securities. Upon the later of the Redemption Date or the date such Securities are surrendered to the Paying Agent, such Securities called for Redemption shall be paid at the Redemption Price plus accrued but unpaid interest to the Redemption Date stated in the notice.

          SECTION 3.5 Deposit of Redemption Price. Prior to or on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price plus accrued but unpaid interest to the Redemption Date of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or that the Conversion Agent has informed the Trustee have been converted. The Paying Agent shall as promptly as practicable return to the Company any money, with interest, if any, thereon, not required for that purpose because of conversion of Securities pursuant to Article XI. If such money is then held by the Company or a Subsidiary or an Affiliate of either in trust and is not required for such purpose it shall be discharged from such trust.

          SECTION 3.6 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in Principal Amount at Maturity to the unredeemed portion of the Security surrendered.

          SECTION 3.7 Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Paying Agent in trust for the Securityholders, on or before the close of business on the Redemption Date, an amount that, together with any amounts deposited with the Paying Agent by the Company for the redemption of such Securities, is not less than the Redemption Price, together with accrued but unpaid interest to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price of such Securities, together with all accrued but unpaid interest, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XI) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. The Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Paying Agent from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

          SECTION 3.8 Purchase of Securities at Option of the Holder. Securities shall be purchased by the Company pursuant to paragraph 6 of the Securities as of March 15, 1998 and March 15, 2000 (each, a "Purchase Date") at the purchase price specified therein (each, a "Purchase Price"), together with accrued but unpaid interest to the Purchase Date, at the option of the Holder thereof, upon:

          (a) delivery to the Paying Agent, by the Holder, of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is 20 Business Days prior to a Purchase Date until the close of business on such Purchase Date stating:

               (1) the certificate number of the Security which the Holder will deliver to be purchased,

               (2) the portion of the Principal Amount at Maturity of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof, and

               (3) that such Security shall be purchased as of the Purchase Date pursuant to the terms and conditions specified in paragraph 6 of the Securities and in this Indenture; and

          (b) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price together with accrued but unpaid interest to the Purchase Date therefor; provided, however, that such Purchase Price together with accrued but unpaid interest to the Purchase Date shall be so paid pursuant to this Section 3.8 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

          The Company shall purchase from the Holder thereof, pursuant to this
Section 3.8, a portion of a Security if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

          Any purchase by the Company contemplated pursuant to the provisions of this Section 3.8 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

          Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 3.8(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.10.

          The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

          SECTION 3.9 Purchase of Securities at Option of the Holder upon Change in Control. (a) If on or prior to March 15, 1998 there shall have occurred a Change in Control, Securities shall be purchased by the Company, at the option of the Holder thereof, at the purchase price specified in paragraph 6 of the Securities (the "Change in Control Purchase Price") together with accrued but unpaid interest to the Change in Control Purchase Date, as of the date that is 35 Business Days after the occurrence of the Change in Control (the "Change in Control Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.9(c).

          A "Change in Control" shall be deemed to have occurred at such time as either of the following events shall occur:

          (i) There shall be consummated any consolidation or merger of the Company (A) in which the Company is not the continuing or surviving corporation or (B) pursuant to which the Common Stock would be converted into cash, securities or other property, in each case, other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common equity of the continuing or surviving corporation immediately after such consolidation or merger; or

          (ii) There is a report filed on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (for the purposes of this Section 3.9 only, as the term "person" is used in
     Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the voting power of the Common Stock then outstanding; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act.

Notwithstanding the foregoing provisions of this Section 3.9, a Change in Control shall not be deemed to have occurred by virtue of the Company, any Subsidiary, any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary, or any person holding Common Stock for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of Common Stock, whether in excess of 50% or otherwise.

          "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

          (b) Within 15 Business Days after the occurrence of a Change in Control, the Company shall mail a written notice of Change in Control by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law) and shall cause a copy of such notice to be published once in a daily newspaper of national circulation. The notice shall include a form of Change in Control Purchase Notice to be completed by the Securityholder and shall state:

               (1) briefly, the events causing a Change in Control and the date of such Change in Control;

               (2) the date by which the Change in Control Purchase Notice pursuant to this Section 3.9 must be given;

               (3)  the Change in Control Purchase Date;

               (4) the Change in Control Purchase Price plus the amount of accrued but unpaid interest payable by the Company;

               (5) the name and address of the Paying Agent and the Conversion Agent;

               (6)  the Conversion Rate and any adjustments thereto;

               (7) that Securities as to which a Change in Control Purchase Notice has been given may be converted pursuant to Article XI hereof only if the Change in Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

               (8) that Securities must be surrendered to the Paying Agent to collect payment;

               (9) that the Change in Control Purchase Price plus accrued but unpaid interest for any Security as to which a Change in Control Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change in Control Purchase Date and the time of surrender of such Security as described in (8);

               (10) briefly, the procedures the Holder must follow to exercise rights under this Section 3.9;

               (11)  briefly, the conversion rights of the Securities; and

               (12) the procedures for withdrawing a Change in Control Purchase Notice.

          (c) A Holder may exercise its rights specified in Section 3.9(a) upon delivery of a written notice of purchase (a "Change in Control Purchase Notice") to the Paying Agent at any time prior to the close of business on the Change in Control Purchase Date, stating:

               (1) the certificate number of the Security which the Holder will deliver to be purchased;

               (2) the portion of the Principal Amount at Maturity of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

               (3) that such Security shall be purchased pursuant to the terms and conditions specified in paragraph 6 of the Securities.

          The delivery of such Security to the Paying Agent prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change in Control Purchase Price plus accrued but unpaid interest therefor; provided, however, that such Change in Control Purchase Price plus accrued but unpaid interest shall be so paid pursuant to this Section 3.9 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

          The Company shall purchase from the Holder thereof, pursuant to this
Section 3.9, a portion of a Security if the Principal Amount at Maturity of such
portion is $1,000 or an integral multiple of $1,000.   Provisions of this
Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

          Any purchase by the Company contemplated pursuant to the provisions of this Section 3.9 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Change in Control Purchase Date and the time of delivery of the Security to the Paying Agent in accordance with this Section 3.9.

          Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change in Control Purchase Notice contemplated by this

Section 3.9(c) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to the close of business on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.10.

          The Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

          SECTION 3.10 Effect of Purchase Notice or Change in Control Purchase Notice. Upon receipt by the Paying Agent of the Purchase Notice or Change in Control Purchase Notice specified in Section 3.8 or Section 3.9(c), as applicable, the Holder of the Security in respect of which such Purchase Notice or Change in Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change in Control Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Change in Control Purchase Price plus accrued but unpaid interest to the Purchase Date or Change in Control Purchase Date, as the case may be, with respect to such Security. Securities in respect of which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been given by the Holder thereof may not be converted pursuant to Article XI hereof on or after the date of the delivery of such Purchase Notice or Change in Control Purchase Notice, as the case may be, unless such Purchase Notice or Change in Control Purchase Notice, as the case may be, has first been validly withdrawn as specified in the following two paragraphs.

          A Purchase Notice or Change in Control Purchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice or Change in Control Purchase Notice, as the case may be, at any time prior to the close of business on the Purchase Date or the Change in Control Purchase Date, as the case may be, specifying:

               (1) the certificate number of the Security in respect of which such notice of withdrawal is being submitted,

               (2) the Principal Amount at Maturity of the Security in respect of which such notice of withdrawal is being submitted, and

               (3) the Principal Amount at Maturity, if any, of such Security which remains subject to the original Purchase Notice or Change in Control Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

          There shall be no purchase of any Securities pursuant to Section 3.8 or 3.9 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Change in Control Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, plus accrued but unpaid interest with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities) in which case, upon such return, the Purchase Notice or Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

          SECTION 3.11 Deposit of Purchase Price or Change in Control Purchase Price. On or before the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, plus accrued but unpaid interest to the Purchase Date or Change in Control Purchase Date of all the Securities or portions thereof which are to be purchased as of the Purchase Date or Change in Control Purchase Date, as the case may be.

          SECTION 3.12  Securities Purchased in Part.   Any Security which is to
be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount at Maturity equal to, and in exchange for, the portion of the Principal Amount at Maturity of the Security so surrendered which is not purchased.

          SECTION 3.13 Covenant to Comply with Securities Laws upon Purchase of Securities. In connection with any offer to purchase or purchase of Securities under Section 3.8 or 3.9 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, (ii) file the related Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Sections 3.8 and 3.9 to be exercised in the time and in the manner specified in Sections 3.8 and 3.9.

          SECTION 3.14 Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed as provided in paragraph 13 of the Securities, together with interest thereon, held by them for the payment of the Redemption Price, Purchase Price or Change in Control Purchase Price, as the case may be, plus accrued but unpaid interest; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.5 or Section 3.11 exceeds the aggregate Redemption Price, Purchase Price or Change in Control Purchase Price, as the case may be, plus accrued but unpaid interest of the Securities or portions thereof which the Company is obligated to purchase as of the Redemption Date, Purchase Date or Change in Control Purchase Date, as the case may be, then promptly after the Business Day following the Redemption Date, Purchase Date or Change in Control Purchase Date, as the case may be, the Trustee and the Paying Agent shall return any such excess to the Company together with interest thereon.

                                   ARTICLE IV

                                   COVENANTS

          SECTION 4.1 Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, Redemption Price, Purchase Price, Change in Control Purchase Price, cash in respect of a conversion in accordance with Article XI and interest shall be considered paid on the applicable date due if on such date (or, in the case of a Purchase Price or Change in Control Purchase Price plus accrued but unpaid interest to the Purchase Date or Change in Control Purchase Date, on the Business Day following the applicable Purchase Date or Change in Control Purchase Date, as the case may
be) the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all such amounts then due.

          The Company shall, to the extent permitted by law, pay interest on overdue amounts at the rate per annum set forth in paragraph 1 of the Securities, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

          SECTION 4.2 SEC and Other Reports. The Company shall file with the Trustee, within 15 days after it files such with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a).

          SECTION 4.3 Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 1995) an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions, covenants or conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          SECTION 4.4 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

          SECTION 4.5  Maintenance of Office or Agency.   The Company will
maintain in the Borough of Manhattan, the City of New York, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee, at Midwest Clearing Corporation, 40 Broad Street, 22nd Floor, New York, New York 10004, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.2.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes.

          The Company shall furnish to the Trustee on or before December 15 of each year during which the Securities are outstanding, such information as may be requested by the Trustee in order that the Trustee may prepare the information which is required to be reported for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include and the Company shall provide the amount of Original Issue Discount includable in income for each $1,000 of Principal Amount at Maturity of the Securities for the year in which such information is required to be furnished to the Trustee.


                                   ARTICLE V

                             SUCCESSOR CORPORATION

          SECTION 5.1 When Company May Merge or Transfer Assets. The Company shall not consolidate with or merge with or into any other person or convey, transfer or lease all or substantially all of its properties and assets to any person, unless:

          (a) either (1) the Company shall be the continuing corporation or (2) the person (if other than the Company) formed by such consolidation or into which the Company is merged or the person which acquires by conveyance, transfer or lease all or substantially all of the properties and assets of the Company (i) shall be a corporation, partnership or trust organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satis-factory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

          (b) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

          (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article V and that all conditions precedent herein provided for relating to such transaction have been satisfied.

          For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such properties and assets were owned by the Company, would constitute a transfer of all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

          The successor person formed by such consolidation or into which the Company is merged or the successor person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture pursuant to Section 11.14, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to
Section 9.6, the Company, the Trustee and the successor person shall enter into a supplemental indenture to evidence the succession and substitution of such successor person and such discharge and release of the Company.

                                   ARTICLE VI

                             DEFAULTS AND REMEDIES

          SECTION 6.1  Events of Default.  An "Event of Default" occurs if:

               (1) the Company defaults in the payment of interest, the Principal Amount at Maturity, Redemption Price, Purchase Price or Change in Control Purchase Price on any Security or in the payment of cash or delivery of Common Stock in respect of conversions in accordance with
     Article XI when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise, whether or not such payment shall be prohibited by Article X;

               (2) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clause
     (1) above) and such failure continues for 60 days after receipt by the Company of a Notice of Default;

               (3) the Company pursuant to or under or within the meaning of any Bankruptcy Law:

               (A)  commences a voluntary case or proceeding;

               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property;

               (D)  makes a general assignment for the benefit of its creditors;

               (E) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

               (F) consents to the filing of such petition or the appointment of or taking possession by a Custodian; or

               (4) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company in an involuntary case or proceeding, or adjudicates the Company insolvent or bankrupt;

               (B) appoints a Custodian of the Company or for any substantial part of its property; or

               (C)  orders the winding up or liquidation of the Company;

     and the order or decree remains unstayed and in effect for 60 days.

          "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors.

          "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          A Default under clause (2) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (2) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

          The Company shall deliver to the Trustee, within 30 days after it becomes aware of the occurrence thereof, written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default under clause (2) above, its status and what action the Company is taking or proposes to take with respect thereto.

          SECTION 6.2 Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.1(3) or (4)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the Stated Issue Price plus accrued but unpaid interest and accrued Stated Discount to the date of declaration on all the Securities to be immediately due and payable. Upon such a declaration, such Stated Issue Price plus accrued but unpaid interest and accrued Stated Discount shall be due and payable immediately. If an Event of Default specified in Section 6.1(3) or (4) occurs and is continuing, the Stated Issue Price plus accrued but unpaid interest and accrued Stated Discount on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the Stated Issue Price plus accrued but unpaid interest and accrued Stated Discount that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          SECTION 6.3 Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the Stated Issue Price plus accrued but unpaid interest and accrued Stated Discount on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 6.4 Waiver of Past Defaults. The Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (1) an Event of Default described in Section 6.1(1), (2) a Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Securityholder affected or (3) a Default which constitutes a failure to convert any Security in accordance with the terms of Article XI. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 6.4 shall be in lieu of Section 316(a)1(B) of the TIA, and such Section 316(a)1(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          SECTION 6.5 Control by Majority. The Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability. The Trustee shall be entitled to indemnification satisfactory to it against losses or expenses caused by the taking of such action. This Section 6.5 shall be in lieu of Section 316(a)1(A) of the TIA, and such Section 316(a)1(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          SECTION 6.6 Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

               (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

               (2) the Holders of at least 25% in aggregate Principal Amount at Maturity of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

               (3) such Holder or Holders offer to the Trustee reasonable security or indemnity satisfactory to the Trustee against any loss, liability or expense;

               (4) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

               (5) the Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

          SECTION 6.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, but subject to Article X, the right of any Holder to receive payment of the Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, cash in respect of a conversion in accordance with Article XI, Redemption Price, Purchase Price, Change in Control Purchase Price or accrued interest in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, and to convert the Securities in accordance with Article XI, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

          SECTION 6.8 Collection Suit by Trustee. If an Event of Default described in Section 6.1(1) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.7.

          SECTION 6.9 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or accrued interest in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of the Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, Redemption Price, Purchase Price, Change in Control Purchase Price, or accrued but unpaid interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.7) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 6.10 Priorities. If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

          FIRST: to the Trustee for amounts due under Section 7.7;

          SECOND: to holders of Senior Indebtedness to the extent required by
     Article X;

          THIRD: to Securityholders for amounts due and unpaid on the Securities for the Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or accrued but unpaid interest, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

          FOURTH: the balance, if any, to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

          SECTION 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by

Holders of more than 10% in aggregate Principal Amount at Maturity of the Securities at the time outstanding. This Section 6.11 shall be in lieu of
Section 315(e) of the TIA, and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          SECTION 6.12 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the interest, the Principal Amount at Maturity, Stated Issue Price plus accrued interest and Stated Discount, Redemption Price, Purchase Price or Change in Control Purchase Price in respect of Securities, or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE VII

                                    TRUSTEE

          SECTION 7.1 Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b)  Except during the continuance of an Event of Default:

          (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

This Section 7.1(b) shall be in lieu of Section 315(a) of the TIA, and such
Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (1)  this paragraph (c) does not limit the effect of paragraph
     (b) of this Section 7.1;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

Subparagraphs (c)(1), (2) and (3) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA, and such Sections 315(d)(1), 315(d)(2) and
315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

          (d) Every provision of this Indenture that in any way relates to the Trustee shall be subject to the provisions of this Section 7.1.

          (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.

          (g) No provision of this Indenture shall require the Trustee to determine the maximum interest rate permissible under applicable law.

          SECTION 7.2 Rights of Trustee. Subject to its duties and responsibilities under the TIA,

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (individually a "Document" and collectively "Documents") believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in any of the Documents.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (e) The Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

          (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

          SECTION 7.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

          SECTION 7.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities. The Trustee shall not be responsible for any statement in the registration statement or prospectus for the Securities under the Securities Act of 1933, as amended (the "Securities Act") (other than statements contained in Form T-1 filed with the SEC under the TIA and any statements provided by the Trustee for use in such registration statement) or in the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

          SECTION 7.5 Notice of Defaults. If a Default occurs and if it is known to the Trustee, the Trustee shall give to each Securityholder notice of the Default within 90 days after it occurs unless such Default shall have been cured or waived before the giving of such notice. Except in the case of a Default described in Section 6.1(1), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders. The second sentence of this Section 7.5 shall be in lieu of the proviso to Section 315(b) of the TIA, and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA.

          The Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) an Event of Default described in Section 6.1(1) so long as the Trustee is Paying Agent for the Securities or (ii) any Default or Event of Default of which the Trustee shall have received written notification or a Responsible Officer charged with the administration of the Indenture shall have obtained actual knowledge, and such notification shall not be deemed to include receipt of information obtained in any report or other documents furnished under Section 4.2 of this Indenture, which reports and documents the Trustee shall have no duty to examine.

          SECTION 7.6 Reports by Trustee to Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange on which the Securities are listed. The Company agrees to notify the Trustee whenever the Securities become listed on any securities exchange and of any delisting thereof.

          SECTION 7.7  Compensation and Indemnity.  The Company agrees:

          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accor-dance with any provision of this Indenture (excluding any and all counsel fees, but including the reasonable out-of-pocket expenses and disbursements of its counsel and all agents and other persons not regularly in its employ and the reasonable out-of-pocket expenses and disbursements of in-house counsel in the regular employ of the Trustee which are allocable to this trust), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify the Trustee and the officers, directors, employees and agents of the Trustee or any such predecessor Trustee (the Trustee, each predecessor Trustee and such officers, directors, employees and agents being hereinafter referred to in this Section collectively as the "Indemnified Parties" and individually as an "Indemnified Party") for, and to hold each Indemnified Party harmless against, any loss, damage, claim, liability, cost or expense (including attorney's fees) incurred without negligence or bad faith on such Indemnified Party's part, arising out of or in connection with the acceptance or administration of this Indenture or the trust hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or accrued interest, if any, as the case may be, on particular Securities.

          The Company's payment obligations pursuant to this Section 7.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(3) or (4), the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

          SECTION 7.8 Replacement of Trustee. The Trustee may resign by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section
7.8. The Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company and may appoint a successor Trustee subject to the consent of the Company, which consent shall not be unreasonably withheld. The Company shall remove the Trustee if:

               (1)  the Trustee fails to comply with Section 7.10;

               (2)  the Trustee is adjudged bankrupt or insolvent;

               (3) a receiver or public officer takes charge of the Trustee or its property; or

               (4)  the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 7.7.

          If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          SECTION 7.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the result-ing, surviving or transferee corporation without any further act shall be the successor Trustee.

          SECTION 7.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of TIA Section 310(b).

          SECTION 7.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

          SECTION 7.12 Investment of Funds. All funds acquired and held by the Trustee hereunder on any day which are not to be paid as provided herein on such day ("Available Funds"), including any income, interest, dividends or other distributions with respect to any investment of funds ("Investment Return"), shall be invested pursuant to the written instructions of the Company (or oral instructions confirmed in writing on the same day) in Investment Securities (as defined below). For so long as no Event of Default hereunder has occurred and is continuing, all Investment Return shall be paid to the Company or otherwise applied as directed by the Company by written notice to the Trustee. In the event that on any day the Trustee is holding Available Funds and the Company has failed to furnish written instructions as to payment or application or investment of such funds in Investment Securities, the Trustee shall invest such funds in an Investment Security which provides for the immediate availability of the invested funds on a daily basis. At any time when an Event of Default has occurred and is continuing, the Trustee shall retain all Investment Return until the earlier of such time as no Event of Default hereunder is continuing or the Company's obligations under this Indenture are discharged as provided herein, at which time all Investment Return shall be retained, invested, paid or applied as the Company shall direct in writing. The Trustee shall incur no liability for losses arising from any investments made pursuant to this Section.

          As used herein, the term "Investment Securities" shall mean:

          (i) Obligations of the United States, its agencies, or United States government sponsored enterprises.

          (ii) Obligations, the principal and interest of which are guaranteed by the United States or any one of its agencies.

          (iii) Obligations of a state, a territory, or a possession of the United States, or any political subdivision of any of the foregoing or of the District of Columbia as described in Section 103(a) of the Internal Revenue Code of 1986, as amended. These obligations must be graded in the highest three major grades as determined by at least one national rating service or be secured, as to payments of principal and interest, by a letter of credit provided by a financial institution or insurance provided by a bond insurance company which itself or its debt is rated in the highest three major grades as determined by at least one national rating service.

          (iv) Banker's acceptances, commercial accounts, certificates of deposit, or depository receipts issued by a bank, trust company, savings and loan association, savings bank, a credit union or other financial institution whose deposits are, as appropriate, insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration or any successor entity.

          (v) Commercial paper rated at the time of purchase not less than P-2 by Moody's or A-2 by S & P or within the two highest classifications established by at least one national rating service, and which matures within 270 days after the date of issue.

          (vi)  Repurchase agreements against obligations itemized in paragraphs
     (i) and (ii) above, and
     executed by a bank or trust company or by members of the association of primary dealers or other recognized dealers in United States government securities, the market value of which must be maintained at levels at least equal to the amounts advanced and which obligations must be held in the custody of the Trustee or the Trustee's agent.

          (vii) Any fund or other pooling arrangement which exclusively purchases and holds the investments itemized in paragraphs (i) through (vi) above.

          (viii) Investment agreements or guaranteed investment contracts with any financial institution (including insurance companies) which itself or whose debt is rated "AAA" (or its equivalent) by at least one national rating service.

          (ix) Euro-dollar time deposits in a bank or branch in the United States owned by a bank domiciled outside the United States. This type of investment must be in a bank with total assets of at least U.S. $45,000,000,000 and with a long-term debt rating of at least "A3" (or its equivalent) by at least one national rating service.


                                  ARTICLE VIII

                             DISCHARGE OF INDENTURE

          SECTION 8.1 Discharge of Liability on Securities. When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.7) for cancellation or (ii) all outstanding Securities have become due and payable or valid conversion notices have been received by the Trustee with respect to all outstanding Securities and the Company deposits with the Trustee cash or certificates for shares of Common Stock sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.7, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

          SECTION 8.2 Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money, together with interest earned thereon, or securities, together with distributions thereon, held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, provided, however, that the Trustee or such Paying Agent, before being required to make any such return, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to the money or securities notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such money or securities for that period commencing after the return thereof.


                                   ARTICLE IX

                                   AMENDMENTS

          SECTION 9.1 Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without the consent of any
Securityholder:

               (1) to cure any ambiguity, omission, defect or inconsistency, provided that such amendment does not adversely affect the rights of any Securityholder;

               (2)  to comply with Article V or Section 11.14;

               (3) to provide for uncertificated Securities in addition to certificated Securities so long as such uncertificated Securities are in registered form for purposes of the Internal Revenue Code of 1986, as amended;

               (4) to make any change that does not adversely affect the rights of any Securityholder; or

               (5) to make any change to comply with the TIA, or any amendment thereto, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA.

          SECTION 9.2 With Consent of Holders. With the written consent of the Holders of at least a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding, the Company and the Trustee may amend this Indenture or the Securities in any manner. However, without the consent of each Securityholder affected, an amendment to this Indenture or the Securities may not:

               (1) make any change to the Principal Amount at Maturity of Securities whose Holders must consent to an amendment;

               (2) make any change in the manner or rate of accrual in connection with Stated Discount, reduce the rate of interest referred to in paragraph 1 of the Securities or extend the time for payment of Stated Discount or interest on any Security;

               (3) reduce the Principal Amount at Maturity or the Stated Issue Price of or extend the Stated Maturity of any Security;

               (4) reduce the Redemption Price, Purchase Price or Change in Control Purchase Price of any Security;

               (5) make any Security payable in money or securities other than that stated in the Security;

               (6) make any change in Article X that adversely affects the rights of any Securityholder;

               (7) make any change in Section 6.4, Section 6.7 or this Section 9.2, except to increase any percentage set forth therein;

               (8) make any change that materially adversely affects the right to convert any Security; or

               (9) make any change that materially adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and this Indenture.

          It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          An amendment under this Section 9.2 or Section 9.1 may not make any change that adversely affects the rights under Article X of any holder of Senior Indebtedness then outstanding unless the requisite holders of such Senior Indebtedness consent to such change pursuant to the terms of such Senior Indebtedness.

          After an amendment under this Section 9.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

          SECTION 9.3 Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

          SECTION 9.4 Revocation and Effect of Consents, Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

          SECTION 9.5 Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

          SECTION 9.6 Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article IX if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall be entitled to receive, and (subject to the provisions of Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

          SECTION 9.7 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


                                   ARTICLE X

                                 SUBORDINATION

          SECTION 10.1 Securities Subordinate to Senior Indebtedness. The Company covenants and agrees, and each Holder of a Security by such Holder's acceptance thereof likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article X, the indebtedness represented by the Securities and the payment of the Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, Redemption Price,

Purchase Price, Change in Control Purchase Price, interest and cash in respect of conversions in accordance with Article XI in respect of each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          "Senior Indebtedness" means the principal of (and premium, if any) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any Bankruptcy Law, but only to the extent allowed or permitted to the holder of such Debt against the bankruptcy or other insolvency estate of the Company in such proceeding) and fees, expenses, reimbursement obligations, indemnity obligations and other amounts due on or in connection with any Debt incurred, assumed or guaranteed by the Company, whether outstanding on the date of the Indenture or thereafter incurred, assumed or guaranteed and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any such Debt; provided, however, that the following will not constitute Senior Indebtedness: (a) any Debt if the instrument creating the same or evidencing the same or pursuant to which the same is outstanding expressly provides (i) that such Debt shall not be senior in right of payment to the Securities, or (ii) that such Debt shall be subordinated to any other Debt of the Company, unless such instrument expressly provides that such Debt shall be senior in right of payment to the Securities; (b) any Debt of the Company in respect of the Securities; (c) any Debt of the Company to any Subsidiary or Affiliate of the Company and (d) the Company's Liquid Yield Options Notes, Zero Coupon--Subordinated due 2001, the Company's Liquid Yield Option Notes, Zero Coupon--Subordinated due 2012 or the Liquid Yield Option Notes Zero Coupon--Subordinated due 2010 of Chemical Waste Management, Inc., which are being assumed by the Company as of this date.

          SECTION 10.2 Payment Over of Proceeds upon Dissolution, Etc. Upon any distribution of assets of the Company in the event of

          (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or

          (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

          (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company,

then and in any such event

               (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of the Principal Amount at Maturity, cash in respect of conversions in accordance with Article XI, Stated Issue Price plus accrued Stated Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest in respect of the Securities; and

               (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article X, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company being subordinated to the payment of the Securities, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          In the event that, notwithstanding the foregoing provisions of this
Section 10.2, the Trustee or the Holder of any Security shall receive any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee as provided in
Section 10.10 or such Holder, as the case may be, pursuant to the terms of this Indenture, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, Custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          For purposes of this Article X only, the words "cash, property or securities" shall not be deemed to include shares of Capital Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Article X with respect to the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (i) Senior Indebtedness is assumed by the new corporation resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

          The consolidation of the Company with, or the merger of the Company into, another person or the liquidation or dissolution of the Company following the con-veyance or transfer of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article V shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section 10.2 if the person formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article V.

          SECTION 10.3 Acceleration of Securities. In the event that any Securities are declared due and payable before their Stated Maturity pursuant to
Section 6.2, then and in such event the Company shall promptly, and in any event within ten Business Days of the occurrence thereof, notify holders of Senior Indebtedness of such acceleration. The Company may not make any payment on the Securities until 120 days have passed after such notice of acceleration is given to holders of Senior Indebtedness and may thereafter pay the Securities if this
Article X permits the payment at that time.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities prohibited by the foregoing provisions of this Section 10.3, and if such facts shall, at or prior to the time of such payment, have been made known to the Trustee as provided in Section 10.10 or such Holder, as the case may be, pursuant to the terms of this Indenture, then and in such event such payment shall be paid over and delivered forthwith to the Company by or on behalf of the person holding such payment for the benefit of the holders of Senior Indebtedness.

          The provisions of this Section 10.3 shall not apply to any payment with respect to which Section 10.2 would be applicable.

          SECTION 10.4 Default on Senior Indebtedness. The Company may not make any payment of the Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest in respect of the Securities or otherwise acquire any Securities for cash or property (except as otherwise provided by Article XI and other than for Capital Stock of the Company) if:

               (1) a default on Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate its maturity; and

               (2) the default is the subject of judicial proceedings or the Company receives a notice of default thereof from any person who may give such notice pursuant to the instrument evidencing or document governing such Senior Indebtedness. If the Company receives any such notice, then a similar notice received within nine months thereafter relating to the same default (as distinguished from a subsequent default, including a subsequent default of the same provision) on the same issue of Senior Indebtedness shall not be effective for purposes of this Section 10.4.

          The Company may resume payments on the Securities and may acquire Securities if and when:

               (A) the default is cured or waived and such acceleration has been rescinded or annulled in accordance with the terms of such Senior Indebtedness; or

               (B) in the case of defaults on Senior Indebtedness other than payment defaults, 120 or more days pass after the receipt by the Company of the notice described in clause (2) above and the default is not then the subject of judicial proceedings; and

this Article X otherwise permits the payment or acquisition at that time.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 10.4, and if such facts shall, at or prior to the time of such payment, have been made known to the Trustee as provided in Section 10.10 or such Holder, as the case may be, pursuant to the terms of this Indenture, then and in such event such payment shall be paid over and delivered forthwith to the Company by or on behalf of the person holding such payment for the benefit of the holders of the Senior Indebtedness.

          Nothing contained in this Article X or elsewhere in this Indenture or in any of the Securities shall prevent the conversion by a Holder of any Securities in accordance with the provisions for conversion of such Securities set forth in this Indenture, including the payment of cash in lieu of fractional shares of Common Stock in accordance with Article XI, or in any of such Securities in the event of an occurrence of the events described in clauses (1) and (2) of this Section 10.4.

          The provisions of this Section 10.4 shall not apply to any payment with respect to which Section 10.2 would be applicable.

          SECTION 10.5 Payment Permitted If No Default. Nothing contained in this Article X or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 10.2 or under the conditions described in Section
10.3 or 10.4, from making payments at any time of the Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, cash in respect of conversions in accordance with Article XI, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, as the case may be, in respect of the Securities, or (b) the application by the Trustee or the retention by any Holder of any money deposited with it hereunder to the payment of or on account of the Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, as the case may be, in respect of the Securities if the Trustee did not have, at the time provided in the proviso to the first paragraph of Section 10.10, notice that such payment would have been prohibited by the provisions of this Article X.

          SECTION 10.6 Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article X (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the Principal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, cash in respect of conversions in accordance with Article XI, Redemption Price, Purchase Price or Change in Control Purchase Price or interest, as the case may be, in respect of the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article X, and no payments pursuant to the provisions of this Article X to the Company or to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          SECTION 10.7 Provisions Solely to Define Relative Rights. The provisions of this Article X are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article X or elsewhere in this Indenture or in the Securities is intended to or shall:

          (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the Principal Amount at Maturity, Stated Issue Price plus accrued

     Stated Discount, cash in respect of conversions in accordance with Article XI, Redemption Price, Purchase Price, Change in Control Purchase Price, and interest, as the case may be, in respect of the Securities as and when the same shall become due and payable in accordance with the terms of the Securities and this Indenture and which, subject to the rights under this
     Article X of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company; or

          (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than holders of Senior Indebtedness; or

          (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article X of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.

          SECTION 10.8 Trustee to Effectuate Subordination. Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article X and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

          SECTION 10.9 No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article X or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Indebtedness;
(iii) release any person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company or any other person.

          SECTION 10.10 Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or that would permit the resumption of any such payment. Notwithstanding the provisions of this Article X or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities or that would permit the resumption of any such payment, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 7.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of the Prin-cipal Amount at Maturity, Stated Issue Price plus accrued Stated Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest as the case may be, in respect of any Security), the notice with respect to such money provided for in this
Section 10.10, then, anything herein contained to the contrary notwithstand-ing, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          Subject to the provisions of Section 7.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article X, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article X, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the right of such person to receive such payment.

          SECTION 10.11 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article X, the Trustee, subject to the provisions of Section 7.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, Custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article X.

          SECTION 10.12 Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness or of any facts that would prohibit any payment hereunder or that would permit the resumption of any such payment unless a Responsible Officer of the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 12.2. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this
Article X and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee. Except in the case of the Trustee's negligence or bad faith, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly pay over or deliver to Securityholders, the Company or any other person monies or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

          SECTION 10.13 Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article X with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article X shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.7.

          SECTION 10.14 Article X Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article X shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article X in addition to or in place of the Trustee; provided, however, that Sections 10.10 and 10.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          SECTION 10.15 No Suspension of Remedies. Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to the provisions described under "Events of Default" and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

                                   ARTICLE XI

                                   CONVERSION

          SECTION 11.1 Conversion Privilege. A Holder of a Security may convert such Security into Common Stock at any time during the period stated in paragraph 9 of the Securities. The number of shares of Common Stock issuable upon conversion of a Security per $ 1,000 of Principal Amount at Maturity thereof (the "Conversion Rate") shall be that set forth in paragraph 9 in the Securities, subject to adjustment as herein set forth. Such right of Holders to convert Securities into Common Stock is subject to the Company's right to elect to pay a Holder surrendering a Security pursuant to this Article XI the amount of cash set forth in the next succeeding sentence, in lieu of delivering such shares of Common Stock; provided that if such payment of cash is not allowed pursuant to the provisions of the Indenture or otherwise, the Company shall deliver shares of Common Stock (and cash, in lieu of fractional shares of Common Stock) in accordance with this Article XI, whether or not the Company has delivered its notice of whether such Security shall be converted into Common Stock or cash pursuant to Section 11.2. The amount of cash to be paid in lieu of shares of Common Stock pursuant to such election by the Company per $1,000 Principal Amount at Maturity of a Security upon conversion of such Security shall be equal to the Sale Price of a share of Common Stock on the Business Day immediately prior to the Conversion Date multiplied by the Conversion Rate in effect on the Conversion Date, as adjusted in accordance with this Article XI and as further adjusted to reflect adjustments thereto calculated pursuant to the terms of this Article XI with respect to events (i) that give rise to an adjustment to the Conversion Rate pursuant to the terms of this Article XI which has not become effective on or prior to the Conversion Date and (ii) with respect to which the Time of Determination has occurred.

          In accordance with Articles VI and X, the Company shall not pay cash in lieu of delivering shares of Common Stock upon the conversion of any Security pursuant to the terms of this Article XI (other than cash in lieu of fractional shares pursuant to Section 11.3) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the

Company delivers its notice of whether such Security shall be converted into Common Stock or cash pursuant to Section 11.2) and is continuing an Event of Default (other than a default in such payment on such Securities).

          A Holder may convert a portion of the Principal Amount at Maturity of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

          The "Sale Price" of the Common Stock on any date means the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, as reported by Nasdaq.

          "Quoted Price" means, for any given day, the last reported per share sale price (or, if no sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day of the Common Stock on the New York Stock Exchange Composite Tape or, in the event Common Stock is not listed on the New York Stock Exchange, in the composite transactions for such other national or regional securities exchange upon which the Common Stock is listed, or, if the Common Stock is not listed on a national or regional securities exchange, as reported by Nasdaq. In the absence of such quotations, the Company shall be entitled to determine the Quoted Price on the basis of such quotations as it considers appropriate.

          "Average Quoted Price" means the average of the Quoted Prices of the Common Stock for the shortest of

          (i) 30 consecutive trading days ending on the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Quoted Price is being calculated, or

          (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, warrants or options or
     (b) the distribution, in each case, in respect of which the Average Quoted Price is being calculated and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Quoted Price is being calculated (excluding days within such period, if any, which are not trading days), or

          (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (a) issuance of rights, warrants or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 11.6(4), 11.7 or 11.8 and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Quoted Price is being calculated (excluding days within such period, if any, which are not trading days).

          In the event that the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Section 11.6(1), (2), (3) or (5) applies occurs during the period applicable for calculating "Average Quoted Price" pursuant to the definition in the preceding sentence, "Average Quoted Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Quoted Price of the Common Stock during such period.

          "Time of Determination" means the time and date of the earlier of (i) the determination of stockholders entitled to receive rights, warrants or options or a distribution, in each case, to which Section 11.7 or 11.8 applies and (ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, warrants or options or distribution on the New York Stock Exchange or such other national or region-al exchange or market on which the Common Stock are then listed or quoted.

          SECTION 11.2 Conversion Procedure. To convert a Security a Holder must satisfy the requirements in paragraph 9 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date (the "Conversion Date"). As soon as practicable after the Conversion Date, the Company shall prepare and deliver to the Holder, through the Conversion Agent, written notice of whether such Security shall be converted into Common Stock or cash. If the Company shall have notified the Holder that such Security shall be converted into Common Stock, the Company shall deliver to the Holder no later than the seventh Business Day following such Conversion Date, through the Conversion Agent, a certificate for the number of shares of Common Stock issuable upon the conversion and cash in lieu of any fractional shares of Common Stock determined pursuant to Section 11.3. If the Company shall have notified the Holder that such Security shall be converted into cash, the Company shall deliver to the Holder surrendering such Securities the amount of cash payable upon such conversion no later than the fifth Business Day following such Conversion Date. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Rate in effect on the date that such Security shall have been surren-dered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security.

          No payment or adjustment will be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this
Article XI.  On
conversion of a Security, that portion of accrued Stated Discount (and accrued Original Issue Discount) attributable to the period from the Issue Date of the Security to the Conversion Date and accrued but unpaid interest attributable to the period from the most recent interest payment date to the Conversion Date with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of any fractional shares of Common Stock) or the payment of cash at the election of the Company as provided above in exchange for the Security being converted pursuant to the provisions hereof; and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of any fractional shares of Common Stock) or such payment in cash at the election of the Company, as the case may be, shall be treated as issued or paid, to the extent thereof, first in exchange for accrued Stated Discount (and accrued Original Issue Discount) to the Conversion Date and the interest attributable to the period from the most recent interest payment date accrued to the Conversion Date, and the balance, if any, of such fair market value of such shares of Common Stock (and any such cash payment) or such payment in cash at the election of the Company, as the case may be, shall be treated as issued or paid in exchange for the Stated Issue Price and Issue Price of the Security being converted pursuant to the provisions hereof.

          If the Holder converts more than one Security at the same time, the number of shares of Common Stock issuable or the amount of cash to be paid, as the case may be, upon the conversion shall be based on the total Principal Amount at Maturity of the Securities converted.

          Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in Principal Amount at Maturity to the unconverted portion of the Security surrendered.

          If the last day on which a Security may be converted is not a Business Day, the Security may be surrendered on the next succeeding day that is a Business Day.

          SECTION 11.3 Fractional Interests in Common Stock. The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead, the Company will deliver cash for the current market value of such fractional share in an amount equal to the Sale Price of a share of Common Stock on the Business Day immediately preceding the Conversion Date, multiplied by the fraction of a share to which such Holder would have been entitled.

          SECTION 11.4 Taxes on Conversion. If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

          SECTION 11.5 Company to Provide Common Stock. The Company shall, prior to issuance of any Securities under this Article XI, and from time to time as may be necessary, reserve out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Securities.

          All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares of Common Stock or treasury shares of Common Stock, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

          The Company will endeavor promptly to comply with all Federal and state securities laws regulating the offer and delivery of Common Stock upon conversion of Securities, if any, and will use all reasonable efforts to list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

          SECTION 11.6 Adjustment for Change in Capital Stock. If, after the Issue Date of the Securities, the Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides its outstanding Common Stock into a greater number of shares of Common Stock;

               (3) combines its outstanding Common Stock into a smaller number of shares of Common Stock;

               (4) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (other than Common Stock or rights, warrants or options for its Capital Stock); or

               (5) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock),

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          If after an adjustment a Holder of a Security upon conversion of such Security may receive shares of two or more classes of Capital Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article XI with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article XI.

          SECTION 11.7 Adjustment for Rights Issue. If after the Issue Date of the Securities, the Company distributes any rights, warrants or options to all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase Common Stock at a price per share of Common Stock less than the Quoted Price as of the Time of Determination, the Conversion Rate shall be adjusted in accordance with the formula:

               R'  =  R x      (O + N)
                           ---------------
                           (O + (N x P)/M)

     where:

     R' = the adjusted Conversion Rate.

     R =  the current Conversion Rate.

     O = the number of shares of Common Stock outstanding on the record date for the distribution to which this Section 11.7 is being applied.

     N = the number of additional shares of Common Stock offered pursuant to the distribution.

     P =  the exercise price per share of the additional Common Stock.

     M = the Average Quoted Price, minus, in the case of (i) a distribution to which Section 11.6(4) applies or (ii) a distribution to which Section
          11.8 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this
          Section 11.7 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 11.7 applies, the fair market value (on the record date for the distribution to which this Section 11.7 applies) of the
          (1) Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 11.6(4) distribution and (2) assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such Section 11.8 distribution.

The Board of Directors shall determine fair market values for the purposes of this Section 11.7.

          The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this
Section 11.7 applies. If all of the shares of Common Stock subject to such rights, warrants or options have not been issued when such rights, warrants or options expire, then the Conversion Rate shall promptly be readjusted to the Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights, warrants or options.

          No adjustment shall be made under this Section 11.7 if the application of the formula stated above in this Section 11.7 would result in a value of R' that is equal to or less than the value of R.

          SECTION 11.8 Adjustment for Other Distributions. If, after the Issue Date of the Securities, the Company distributes to all holders of its Common Stock any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of Capital Stock referred to in Section 11.6 and distributions of rights, warrants or options referred to in Section 11.7 and (y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earnings retained in the business as shown on the books of the Company unless such cash dividends or other cash distributions are Extraordinary Cash Dividends) the Conversion Rate shall be adjusted, subject to the provisions of the last paragraph of this Section 11.8, in accordance with the formula:

          R'  =  R x    M
                      -----
                       M-F

     where:

     R' = the adjusted Conversion Rate.

     R =  the current Conversion Rate.

     M = the Average Quoted Price, minus, in the case of a distribution to which Section 11.6(4) applies, for which (i) the record date shall occur on or before the record date for the distribution to which this Section 11.8 applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 11.8 applies, the fair market value (on the record date for the distribution to which this Section 11.8 applies) of any Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 11.6(4) distribution.

     F = the fair market value (on the record date for the distribution to which this Section 11.8 applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 11.8 is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

The Board of Directors shall determine fair market values for the purposes of this Section 11.8.

          The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution to which this Section 11.8 applies.

          For purposes of this Section 11.8, the term "Extraordinary Cash Dividend" shall mean any cash dividend with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, equals or exceeds the threshold percentages set forth in item (i) or (ii) below:

          (i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Times occurring in the 85 consecutive day period ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied equals or exceeds on a per share basis 12.5% of the average of the Quoted Prices during the period beginning on the date after the first such Ex-Dividend Time in such period and ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Time occurring in such period, the period for calculating the average of the Quoted Prices shall be the period commencing 85 days prior to the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Time occurring in such 85 day period shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 11.8, the value of "F" shall be equal to (w) the aggregate amount of such cash dividend together with the amounts of the other cash dividends with Ex-Dividend Times occurring in such period minus (x) the aggregate amount of such other cash dividends with Ex-Dividend Times occurring in such period for which a prior adjustment in the Conversion Rate was previously made under this Section 11.8.

          (ii) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Times occurring in the 365 consecutive day period ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied equals or exceeds on a per share basis 25% of the average of the Quoted Prices during the period beginning on the date after the first such Ex-Dividend Time in such period and ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Time occurring in such period, the period for calculating the average of the Quoted Prices shall be the period commencing 365 days prior to the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Time occurring in such 365 day period shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 11.8, the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with the amounts of the other cash dividends with Ex-Dividend Times occurring in such period minus (z) the aggregate amount of such other cash dividends with Ex-Dividend Times occurring in such period for which a prior adjustment in the Conversion Rate was previously made under this Section 11.8.

In making the determinations required by items (i) and (ii) above, the amount of cash dividends paid on a per share basis and the average of the Quoted Prices, in each case during the period specified in item (i) or (ii) above, as applicable, shall be appropriately adjusted to reflect the occurrence during such period of any event described in Section 11.6.

          In the event that, with respect to any distribution to which this
Section 11.8 would otherwise apply, the difference "M-F" as defined in the above formula is less than $1.00 or "F" is equal to or greater than "M", then the adjustment provided by this Section 11.8 shall not be made and in lieu thereof the provisions of Section 11.14 shall apply to such distribution.

          SECTION 11.9 When Adjustment May Be Deferred. No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

          All calculations under this Article XI shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

          SECTION 11.10 When No Adjustment Required. No adjustment need be made for a transaction referred to in Section 11.6, 11.7, 11.8 or 11.14 if Securityholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. Such participation by Securityholders may include participation upon conversion provided that an adjustment shall be made at such time as the Securityholders are no longer entitled to participate.

          No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

          No adjustment need be made for a change in the par value or no par value of the Common Stock.

          To the extent the Securities become convertible pursuant to this
Article XI into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          SECTION 11.11 Notice of Adjustment. Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

          SECTION 11.12 Voluntary Increase. The Company from time to time may increase the Conversion Rate by any amount for any period of time. Whenever the Conversion Rate is increased, the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

          A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Section 11.6, 11.7 or 11.8.

          SECTION 11.13  Notice of Certain Transactions.  If:

               (1) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 11.6, 11.7 or 11.8 (unless no adjustment is to occur pursuant to Section 11.10); or

               (2) the Company takes any action that would require a supplemental indenture pursuant to Section 11.14; or

               (3)  there is a liquidation or dissolution of the Company;

then the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

          SECTION 11.14 Reorganization of Company; Special Distributions. If the Company is a party to a transaction subject to Section 5.1 (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other person) or a merger or binding share exchange which reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor Company, that issuer shall join in the supplemental indenture.

          The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consoli-dation, merger, binding share exchange or transfer if such Holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect to the type or types of consideration such Holder would have received immediately after such transaction; and (iii) was treated alike with the plurality of nonelecting Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article XI. The successor Company shall mail to Securityholders a notice briefly describing the supplemental indenture.

          If this Section applies, neither Section 11.6 nor Section 11.7 applies.

          If the Company makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of the last paragraph of Section 11.8, would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section 11.8, then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

          SECTION 11.15 Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to Section 11.3, 11.6, 11.7, 11.8, 11.9, 11.10, 11.14 or 11.17 is conclusive.

          SECTION 11.16 Trustee's Adjustment Disclaimer. The Trustee has no duty to determine when an adjustment under this Article XI should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section

11.14 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article XI. Each Conversion Agent shall have the same protection under this Section 11.16 as the Trustee.

          SECTION 11.17  Simultaneous Adjustments.  In the event that this
Article XI requires adjustments to the Conversion Rate under more than one of Sections 11.6(4), 11.7 or 11.8, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 11.6, second, the provisions of Section 11.8 and, third, the provisions of Section 11.7.

          SECTION 11.18 Successive Adjustments. After an adjustment to the Conversion Rate under this Article XI, any subsequent event requiring an adjustment under this Article XI shall cause an adjustment to the Conversion Rate as so adjusted.

          SECTION 11.19 Rights Issued in Respect of Common Stock Issued Upon Conversion. The appropriate number of Rights, if any, shall be issued with each share of Common Stock issued upon conversion of Securities pursuant to this
Article XI and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by the terms of the Rights Agreement, as in effect at the time of such conversion. Notwithstanding anything else to the contrary in this Article XI, there shall not be any adjustment to the conversion privilege or Conversion Rate as a result of (i) the distribution of separate certificates representing the Rights, (ii) the occurrence of certain events entitling holders of Rights to receive, upon exercise thereof, Common Stock of the Company or Capital Stock of another corporation, or (iii) the exercise of such Rights in accordance with the Rights Agreement.

                                  ARTICLE XII

                                 MISCELLANEOUS

          SECTION 12.1 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

          SECTION 12.2 Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

     if to the Company:

          WMX Technologies, Inc.
          3003 Butterfield Road
          Oak Brook, IL  60521
          Attention: Secretary
          Telecopy:  (708) 218-1553

     if to the Trustee:

          NationsBank of Georgia, National Association
          600 Peachtree Street, N.E., Suite 900
          Atlanta, Georgia  30308
          Attention: Corporate Trust Administration
          Telecopy:  (404) 607-6534

          The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication given to a Securityholder shall be mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

          If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

          SECTION 12.3 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

          SECTION 12.4  Certificate and Opinion as to Conditions Precedent.
Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

               (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

               (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 12.5 Statements Required in Certificate or Opinion. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

               (1) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such

     Officers' Certificate or Opinion of Counsel are based;

               (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

          SECTION 12.6 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 12.7 Rules by Trustee, Paying Agent, Conversion Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, Conversion Agent and the Paying Agent may make reasonable rules for their functions.

          SECTION 12.8 GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          SECTION 12.9 No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 12.10 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 12.11 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                       WMX TECHNOLOGIES, INC.



                                       By
                                         -------------------------------------
                                       Title:



Attest:


- ---------------------------------------
Title:

[SEAL]



                                       NATIONSBANK OF GEORGIA,
                                         NATIONAL ASSOCIATION


                                       By
                                         -------------------------------------
                                         Title:



Attest:


- ---------------------------------------
Title:

[SEAL]

                                   EXHIBIT A

                           [FORM OF FACE OF SECURITY]


                             WMX TECHNOLOGIES, INC.

                     Convertible Subordinated Note due 2005




No.                                     Interest Payment Dates:
Issue Date:  January 20, 1995             January 20 and July 20
Stated Issue Price:  $717.80            Record Dates:
Stated Discount:  $282.20                 January 5 and July 5
(in each case, for each $1,000
Principal Amount at Maturity)



          WMX TECHNOLOGIES, INC., a Delaware corporation, promises to pay to __________ or registered assigns, the Principal Amount at Maturity of __________ Dollars on January 20, 2005.

          This Security shall bear interest as specified on the other side of this Security. Stated Discount will accrue as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security.

          Additional provisions of this Security are set forth on the other side of this Security.

                                       WMX TECHNOLOGIES, INC.


[SEAL]                                 By
                                         -------------------------------------
                                         Title


Attest:

- --------------------------------------
Title:

TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

NATIONSBANK OF GEORGIA,
  NATIONAL ASSOCIATION
as Trustee, certifies that this
is one of the Securities referred
to in the Indenture.



By
   ------------------------------
   Authorized Signatory


Dated:
       --------------------------------

                       [FORM OF REVERSE SIDE OF SECURITY]

                     Convertible Subordinated Note Due 2005


1.   Interest.

          WMX Technologies, Inc. (the "Company") promises to pay interest on the Principal Amount at Maturity of this Security at a rate of 2% per annum. The Company will pay such interest semi-annually on January 20 and July 20 of each year. Interest on the Security will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from January 20, 1995. Interest will be computed on the basis of a 360-day year composed of twelve 30-day months. If the Principal Amount at Maturity or any interest payment hereof or any portion of such Principal Amount at Maturity or interest payment is not paid when due (whether upon acceleration pursuant to Section 6.2 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 5 hereof, upon the date set for payment of the Purchase Price or Change in Control Purchase Price pursuant to paragraph 6 hereof or upon the Stated Maturity of this Security), or if cash in respect of a conversion of this Security in accordance with the terms of Article XI of the Indenture is not paid when due, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate of 6.75% per annum, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

          Stated Discount (the difference between the Stated Issue Price and the Principal Amount at Maturity of the Security), in the period during which a Security remains outstanding, together with interest payable on the Principal Amount at Maturity of this Security, shall accrue at 5.75% per annum, on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months, from the Issue Date of this Security.

2.   Method of Payment.

          Subject to the terms and conditions of the Indenture, the Company will pay interest on the Security provided for in paragraph 1 above (except defaulted interest) to Holders of Securities at the close of business on the January 5 or July 5 next preceding the interest payment date even though Securities are cancelled after the record date and on or before the interest payment date. Subject to the terms and conditions of the Indenture, the Company will make payments in respect of interest, Redemption Prices, Purchase Prices, Change in Control Purchase Prices and at Stated Maturity to Holders who surrender Securities to a Paying Agent appointed to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.   Paying Agent, Conversion Agent and Registrar.

          Initially, NationsBank of Georgia, National Association (the "Trustee"), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar without notice, other than notice to the Trustee, except that the Company will maintain at least one office or agency of the Paying Agent, Conversion Agent and Registrar in the Borough of Manhattan, the City of New York. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

4.   Indenture.

          The Company issued the Securities under an Indenture dated as of January 20, 1995 (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are general unsecured obligations of the Company limited to $810,000,000 aggregate Principal Amount at Maturity (subject to Sections 2.2 and 2.7 of the Indenture). The Indenture does not limit other Debt of the Company, secured or unsecured, including Senior Indebtedness.

5.   Redemption at the Option of the Company.

          No sinking fund is provided for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time at the option of the Company at the Redemption Prices set forth below plus accrued but unpaid interest to the Redemption Date, provided, that the Securities are not redeemable prior to March 15, 2000.

          The table below shows Redemption Prices of a Security per $1,000 Principal Amount at Maturity on the dates shown below and at Stated Maturity, which prices reflect accrued Stated Discount calculated to each such date. The Redemption Price of a Security redeemed between such dates shall include an additional amount reflecting the additional Stated Discount accrued from the immediately preceding date in the table to the actual Redemption Date. The Company shall also pay accrued but unpaid interest to the actual Redemption Date.

                          (1)         (2)          (3)
                                    Accrued     Redemption
                        Stated       Stated       Price
Redemption Date       Issue Price   Discount    (1) + (2)
- ---------------       -----------   --------    ----------
March 15, 2000           717.80      125.55        843.35
March 15, 2001           717.80      154.45        872.25
March 15, 2002           717.80      185.04        902.84
March 15, 2003           717.80      217.41        935.21
March 15, 2004           717.80      251.67        969.47

At Stated Maturity       717.80      282.20      1,000.00

6. Purchase by the Company at the Option of the Holder or upon a Change in Control.

          Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on the following Purchase Dates and at the following Purchase Prices per $1,000 Principal Amount at Maturity, together with accrued but unpaid interest to the Purchase Date, following delivery by the Holder of a Purchase Notice in the form attached hereto, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on such Purchase Date and following delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture. The Company shall purchase a portion of a Holder's Security, at such Holder's option, if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000.

Purchase Date                      Purchase Price
- -------------                      --------------

March 15, 1998                     $790.24
March 15, 2000                      843.35

          At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase the Securities held by such Holder 35 Business Days after the occurrence of a Change in Control of the Company occurring on or prior to March 15, 1998 for a Change in Control Purchase Price equal to the Stated Issue Price plus accrued Stated Discount to the Change in Control Purchase Date, together with accrued but unpaid interest to the Change in Control Purchase Date.

          Holders have the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture prior to the close of business on the Purchase Date or Change in Control Purchase Date, as the case may be.

          If cash sufficient to pay the Purchase Price or Change in Control Purchase Price, as the case may be, plus accrued but unpaid interest to the Purchase Date or

Change in Control Purchase Date, as the case may be, of all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, Stated Discount and interest will cease to accrue on such Securities (or portions thereof) on such Purchase Date or Change in Control Purchase Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Change in Control Purchase Price, as the case may be, plus accrued but unpaid interest to the Purchase Date or Change in Control Purchase Date upon surrender of such Security).

7.  Notice of Redemption.

          At least 30 days but not more than 60 days before the Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage pre-paid, to each Holder of Securities to be redeemed at the Holder's registered address. If cash sufficient to pay the Redemption Price plus accrued but unpaid interest to the Redemption Date of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, Stated Discount and interest will cease to accrue on such Redemption Date on such Securities or portions thereof, and the Holder thereof shall have no other rights as such (other than the right to receive the Redemption Price plus accrued but unpaid interest to the Redemption Date upon surrender of the Security). Securities in denominations larger than $1,000 of Principal Amount at Maturity may be redeemed in part but only in integral multiples of $1,000 of Principal Amount at Maturity.

8.  Subordination.

          The Securities are subordinated to all existing and future Senior Indebtedness. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Indenture does not limit the present or future amount of Senior Indebtedness the Company may have. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

9.  Conversion.

          Subject to the first, second and fourth succeeding sentences, a Holder of a Security may convert it into Common Stock of the Company at any time before the close of business on January 20, 2005. If the Security is called for redemption, the Holder may convert it at any time before the close of business on the Redemption Date. A Security in respect of which a Holder has delivered a Purchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture. The number of shares of Common Stock to be delivered upon conversion of a Security into Common Stock per $1,000 of Principal Amount at Maturity shall be equal to the Conversion Rate in effect on the Conversion Date. Subject to the terms of the Indenture, the Holder's right to convert Securities into Common Stock is subject to the Company's right to elect to pay a Holder surrendering a Security pursuant to Article XI of the Indenture an amount of cash as set forth in the next succeeding sentence, in lieu of delivering such shares of Common Stock; provided that if such payment is not permitted pursuant to the terms of the Indenture or otherwise, the Company shall deliver shares of Common Stock (and cash in lieu of fractional shares) upon conversion of Securities. The amount of cash to be paid in lieu of shares of Common Stock pursuant to such election by the Company per $1,000 of Principal Amount at Maturity of a Security upon conversion of such Security shall be equal to the Sale Price of a share of Common Stock on the Business Day immediately preceding the Conversion Date multiplied by the Conversion Rate in effect on the Conversion Date, subject to adjustment upon the occurrence of certain events.

          The initial Conversion Rate is ___ shares of Common Stock per $1,000 Principal Amount at Maturity, subject to adjustment in certain events described in the Indenture. The Company shall deliver cash in lieu of any fractional shares of Common Stock in an amount equal to the Sale Price of a share of Common Stock on the Business Day immediately preceding the Conversion Date, multiplied by the fraction of a share to which such Holder would have been entitled.

          To convert a Security, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and (4) pay any transfer or similar tax, if required.

          If the Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total Principal Amount at Maturity of the Securities converted.

          A Holder may convert a portion of a Security if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends or other distributions on the Common Stock except as provided in the Indenture. On conversion of a Security, that portion of accrued Stated Discount (and accrued Original Issue Discount) attributable to the period from the Issue Date to the Conversion Date and that portion of accrued but unpaid interest attributable to the period from the most recent interest payment date to the Conversion Date with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through the delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares of Common Stock) or of cash, as the case may be, in exchange for the Security being converted pursuant to the terms hereof; and the fair market value of such Common Stock (together with any such cash payment in lieu of fractional shares of Common Stock) or cash, as the case may be, shall be treated as issued or paid, to the extent thereof, first in exchange for accrued Stated Discount (and accrued Original Issue Discount) to the Conversion Date and the interest accrued from the most recent interest payment date to the Conversion Date, and the balance, if any, of such fair market value of such shares of Common Stock (and any such cash payment) or cash, as the case may be, shall be treated as issued or paid in exchange for the Stated

Issue Price and Issue Price of the Security being converted pursuant to the provisions hereof.

          Pursuant to Article XI of the Indenture, the Conversion Rate will be adjusted for dividends or distributions on Common Stock payable in shares of Common Stock or other Capital Stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase shares of Common Stock for a period expiring within 60 days at less than the Quoted Price at the Time of Determination; and distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash dividends or distributions). However, no adjustment need be made if Securityholders may participate in the transaction or in certain other cases. The Company from time to time may voluntarily increase the Conversion Rate.

          If the Company is a party to a consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets, or upon certain distributions described in the Indenture, the right to convert a Security into Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

10.  Conversion Arrangement on Call for Redemption.

          Any Securities called for redemption, unless surrendered for conversion before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, together with accrued interest to the Redemption Date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Paying Agent in trust for such Holders.

11.  Denominations; Transfer; Exchange.

          The Securities are in fully registered form, without coupons, in denominations of $1,000 of Principal Amount at Maturity and integral multiples of $1,000. A

Holder may transfer or exchange Securities in accordance with the Indenture.
The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

12.  Persons Deemed Owners.

          The registered Holder of this Security may be treated as the owner of this Security for all purposes.

13.  Unclaimed Money or Securities.

          The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, provided, however, that the Trustee or such Paying Agent, before being required to make any such return, may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to the money or securities notice that such money or securities remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

14.  Amendment; Waiver.

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, to comply with Article V or Section 11.14 of the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities or to make any change that does not adversely affect the rights of any Securityholder, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA.

15.  Defaults and Remedies.

          Under the Indenture, Events of Default include (i) default in payment of interest, the Principal Amount at Maturity, Redemption Price, Purchase Price or Change in Control Purchase Price or in the payment of cash or delivery of Common Stock upon conversions, as the case may be, in respect of the Securities when the same becomes due and payable; (ii) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; and (iii) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing

Default (except a Default in payment of amounts specified in clause (i) above) if it determines that withholding notice is in their interests.

16.  Trustee Dealings with the Company.

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.  No Recourse Against Others.

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18.  Authentication.

          This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

19.  Abbreviations.

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.  GOVERNING LAW.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS AS APPLIED

TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                               ------------------

          The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

       WMX Technologies, Inc.
       3003 Butterfield Road
       Oak Brook, IL  60521
       Attention:  Secretary

                    ASSIGNMENT FORM

To assign this Security, fill in the form below:


I or we assign and transfer this Security to

                           -----------------------
                           :                     :
                           -----------------------

                  (Insert assignee's soc. sec. or tax ID no.)


- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


                               CONVERSION NOTICE

To convert this Security into Common Stock of the Company, check the box:

                                    ----
                                    :  :
                                    :  :
                                    ----

To convert only part of this Security, state the Principal Amount at Maturity to be converted (which must be $1,000 or an integral multiple of $1,000):

                            ---------------------
                            :$                  :
                            ---------------------

If you want the stock certificate made out in another person's name, fill in the form below:

                            ---------------------
                            :                   :
                            ---------------------

                (Insert other person's soc. sec. or tax ID no.)


- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
           (Print or type other person's name, address and zip code)



Date:                                  Your Signature:
     -------------------------                         -----------------------

- -------------------------------------------------------------------------------
    (Sign exactly as your name appears on the other side of this Security)

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Security purchased by the Company pursuant to paragraph 6 of the Security check the Box: [ ].

          If you wish to have a portion of this Security purchased by the Company pursuant to paragraph 6 of the Security, state the Principal Amount at Maturity to be purchased (which must be $1,000 or an integral multiple of $1,000):


                               $_______________.


Date:  _______________

Your Signature:  ________________________________________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:  ___________________________________________